Exhibit 99.2

Table 1
Summary of Land-Use Entitlements (1)
Active JOE Residential and Mixed-Use Projects
December 31, 2008

Project	Class.(2)	County	Project Acres	Project Units(3)	Residential Units Closed Since Inception	Residential Units Under Contract as of 12/31/08	Total Residential Units Remaining	Remaining Commercial Entitlements (Sq. Ft.)(4)

In Development: (5)
Artisan Park (6)	PR	Osceola	175	616	577	--	39	--
Hawks Landing	PR	Bay	88	168	131	--	37	--
Landings at Wetappo	RR	Gulf	113	24	7	--	17	--
RiverCamps on Crooked Creek	RS	Bay	1,491	408	188	--	220	--
RiverSide at Chipola	RR	Calhoun	120	10	2	--	8	--
RiverTown	PR	St. Johns	4,170	4,500	30	--	4,470	500,000
SouthWood	PR	Leon	3,370	4,770	2,535	--	2,235	4,577,360
St. Johns Golf & Country Club	PR	St. Johns	880	799	798	--	1	--
SummerCamp Beach	RS	Franklin	762	499	81	--	418	25,000
Victoria Park	PR	Volusia	1,859	4,200	1,451	40	2,709	43,643
WaterColor	RS	Walton	499	1,140	886	--	254	47,600
WaterSound	RS	Walton	2,425	1,432	24	--	1,408	457,380
WaterSound Beach	RS	Walton	256	511	445	--	66	29,000
WaterSound West Beach	RS	Walton	62	199	37	--	162	--
Wild Heron (7)	RS	Bay	17	28	2	--	26	--
WindMark Beach	RS	Gulf	2,020	1,662	139	--	1,523	75,000
Subtotal			18,307	20,966	7,333	40	13,593	5,754,983

In Pre-Development: (5)
Avenue A	PR	Gulf	6	96	--	--	96	--
Bayview Estates	PR	Gulf	31	45	--	--	45	--
Bayview Multifamily	PR	Gulf	20	300	--	--	300	--
Beacon Hill	RR	Gulf	3	12	--	--	12	--
Beckrich NE	PR	Bay	15	70	--	--	70	--
Boggy Creek	PR	Bay	630	526	--	--	526	--
Bonfire Beach	RS	Bay	550	750	--	--	750	70,000
Breakfast Point, Phase 1	PR/RS	Bay	115	320	--	--	320	--
Carrabelle East	PR	Franklin	200	600	--	--	600	--
College Station	PR	Bay	567	800	--	--	800	--
Cutter Ridge	PR	Franklin	10	25	--	--	25	--
DeerPoint Cedar Grove	PR	Bay	668	950	--	--	950	--
East Lake Creek	PR	Bay	81	313	--	--	313	--
East Lake Powell	RS	Bay	181	360	--	--	360	30,000
Howards Creek	RR	Gulf	8	33	--	--	33	--
Laguna Beach West	PR	Bay	59	382	--	---	382	--
Long Avenue	PR	Gulf	10	30	--	--	30	--
Palmetto Bayou	PR	Bay	58	217	--	--	217	90,000
ParkSide	PR	Bay	48	480	--	--	480	--
Pier Park NE	PR	Bay	57	460	--	--	460	190,000
Pier Park Timeshare	RS	Bay	13	125	--	--	125	--
PineWood	PR	Bay	104	264	--	--	264	--
Port St. Joe Draper, Phase 1	PR	Gulf	639	1,200	--	--	1,200	--
Port St. Joe Draper, Phase 2	PR	Gulf	981	2,125	--	--	2,125	150,000
Port St. Joe Town Center	RS	Gulf	180	624	--	--	624	500,000
Powell Adams	RS	Bay	56	2,520	--	--	2,520	--
Sabal Island	RS	Gulf	45	18	--	--	18	--
SevenShores	RS	Manatee	192	278	--	--	278	20,400
South Walton Multifamily	PR	Walton	40	212	--	--	212	--
St. James Island Granite Point	RS	Franklin	1,000	2,000	--	--	2,000	--
Star Avenue North	PR	Bay	271	1,248	--	--	1,248	380,000
The Cove	RR	Gulf	64	107	--	--	107	--
Timber Island (8)	RS	Franklin	49	407	--	--	407	14,500
Topsail	PR	Walton	115	627	--	--	627	300,000
Wavecrest	RS	Bay	7	95	--	--	95	--
WestBay Corners SE	PR	Bay	100	524	--	--	524	50,000
WestBay Corners SW	PR	Bay	64	160	--	--	160	--
WestBay DSAP	PR/RS	Bay	15,089	5,628	--	--	5,628	4,430,000
WestBay Landing (9)	RS	Bay	950	214	--	--	214	--
Subtotal			23,276	25,145	--	--	25,145	6,224,900
Total			41,583	46,111	7,333	40	38,738	11,979,883

(1) A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received. Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.

(2) Current JOE land classifications for its residential developments or the residential portion of its mixed-use projects:

  PR – Primary residential
  RS – Resort and seasonal residential
  RR – Rural residential

(3) Project units represent the maximum number of units entitled or currently expected at full build-out. The actual number of units or square feet to be constructed at full build-out may be lower than the number entitled or currently expected.

(4) Represents the remaining square feet with land-use entitlements as designated in a development order or expected given the existing property land use or zoning and present plans. The actual number of square feet to be constructed at full build-out may be lower than the number entitled. Commercial entitlements include retail, office and industrial uses. Industrial uses total 6,128,381 square feet including SouthWood, RiverTown and the West Bay DSAP.

(5) A project is “in development” when construction on the project has commenced and sales and/or marketing have commenced or will commence in the foreseeable future. A project in “pre-development” has land-use entitlements but is still under internal evaluation or requires one or more additional permits prior to the commencement of construction. For certain projects in pre-development, some horizontal construction may have occurred, but no sales and/or marketing activities are expected in the foreseeable future.

(6) Artisan Park is 74 percent owned by JOE.

(7) Homesites acquired by JOE within the Wild Heron community.

(8) Timber Island entitlements include seven residential units and 400 units for hotel or other transient uses (including units held with fractional ownership such as private residence clubs).

(9) West Bay Landing is a sub-project within WestBay DSAP.

Table 2
Proposed JOE Residential and Mixed-Use Projects
In the Land-Use Entitlement Process (1)
December 31, 2008

Project	Class (2)	County	Project Acres	Estimated Project Units (3)	Estimated Commercial Entitlements (Sq. Ft.) (4)
Breakfast Point, Phase 2	PR/RS	Bay	1,299	2,780	635,000
SouthSide	PR	Leon	1,625	2,800	1,150,000
St. James Island McIntyre	RR	Franklin	1,704	340	--
St. James Island RiverCamps	RS	Franklin	2,500	500	--
Total			7,128	6,420	1,785,000

(1) A project is deemed to be in the land-use entitlement process when customary steps necessary for the preparation and submittal of an application, such as conducting pre-application meetings or similar discussions with governmental officials, have commenced and/or an application has been filed. All projects listed have significant entitlement steps remaining that could affect their timing, scale and viability. There can be no assurance that these entitlements will ultimately be received.

(2) Current JOE land classifications for its residential developments or the residential portion of its mixed-use projects:

  PR – Primary residential
  RS – Resort and seasonal residential
  RR – Rural residential

(3) The actual number of units to be constructed at full build-out may be lower than the number ultimately entitled.

(4) Represents the estimated number of entitlements that are being sought. The actual number of entitlements approved may be less. Once entitled, the actual number of square feet to be constructed at full build-out may be lower than the actual number eventually entitled. Commercial entitlements include retail, office and industrial uses.

Table 3
Summary of Additional Commercial Land-Use Entitlements (1)
(Commercial Projects Not Included in Tables 1 and 2 Above)
Active JOE Commercial Projects
December 31, 2008

Project	County	Project Acres	Acres Sold Since Inception	Acres Under Contract As of 12/31/08	Total Acres Remaining
Airport Commerce	Leon	45	10	--	35
Alf Coleman Retail	Bay	25	23	--	2
Beach Commerce	Bay	157	151	--	6
Beach Commerce II	Bay	112	13	--	99
Beckrich Office Park	Bay	17	12	--	5
Beckrich Retail	Bay	44	41	--	3
Cedar Grove Commerce	Bay	51	5	--	46
Franklin Industrial	Franklin	7	--	--	7
Glades Retail	Bay	14	--	--	14
Gulf Boulevard	Bay	78	27	--	51
Hammock Creek Commerce	Gadsden	165	27	--	138
Mill Creek Commerce	Bay	37	--	--	37
Nautilus Court	Bay	11	7	--	4
Port St. Joe Commerce II	Gulf	39	9	--	30
Port St. Joe Commerce III	Gulf	50	--	--	50
Powell Hills Retail	Bay	44	--	--	44
South Walton Commerce	Walton	38	17	--	21
Total		934	342	--	592

(1) A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received. Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge. Includes significant JOE projects that are either operating, under development or in the pre-development stage.

Table 4
Residential Real Estate
Sales Activity
Three Months Ended December 31,
($ in millions)

	2008				2007
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Homesites (2)	4	$1.4	$0.6	$0.8	134	$20.3	$12.6	$7.7
Homes (3)	5	1.3	1.3	--	31	16.7	14.8	1.9
Total	9	$2.7	$1.9	$0.8	165	$37.0	$27.4	$9.6

(1) Cost of sales for homesites in the fourth quarter of 2008 consisted of $0.4 million in direct costs, $0.1 million in selling costs and $0.1 million in indirect costs. Cost of sales for homesites in the fourth quarter of 2007 consisted of $10.8 million in direct costs, $0.5 million in selling costs and $1.3 million in indirect costs. Cost of sales for homes in the fourth quarter of 2008 consisted of $1.0 million in direct costs, $0.1 million in selling costs and $0.2 million in indirect costs. Cost of sales for homes in the fourth quarter of 2007 consisted of $11.1 million in direct costs, $0.9 million in selling costs and $2.8 million in indirect costs.

(2) Profit has been deferred as a result of continuing development obligations at SummerCamp Beach in 2008 and 2007 and WaterSound West Beach in 2007. As a consequence, revenue recognition and closings may occur in different periods.

(3) Homes include single-family and multifamily units. Multifamily revenue is recognized, if preconditions are met, on a percentage-of-completion basis. As a consequence, revenue recognition and closings may occur in different periods. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included; residential sales are complete at both of these communities.

Year Ended December 31,
($ in millions)

	2008				2007
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Homesites (2)	89	$10.1	$6.6	$3.5	354	$57.6	$29.5	$28.1
Homes (3)	33	17.9	17.4	0.5	124	58.4	47.4	11.0
Total	122	$28.0	$24.0	$4.0	478	$116.0	$76.9	$39.1

(1) Cost of sales for homesites for the year ended 2008 consisted of $5.6 million in direct costs, $0.6 million in selling costs and $0.4 million in indirect costs. Cost of sales for homesites for the year ended 2007 consisted of $24.5 million in direct costs, $2.0 million in selling costs and $3.0 million in indirect costs. Cost of sales for homes for the year ended 2008 consisted of $12.9 million in direct costs, $1.0 million in selling costs and $3.5 million in indirect costs. Cost of sales for homes for the year ended 2007 consisted of $36.3 million in direct costs, $2.9 million in selling costs and $8.2 million in indirect costs.

(2) Profit has been deferred as a result of continuing development obligations at SummerCamp Beach in 2008 and 2007 and WaterSound West Beach in 2007. As a consequence, revenue recognition and closings may occur in different periods.

(3) Homes include single-family, multifamily units. Multifamily revenue is recognized, if preconditions are met, on a percentage-of-completion basis. As a consequence, revenue recognition and closings may occur in different periods. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included; residential sales are complete at both of these communities.

Table 5
Residential Real Estate
National Homebuilder Summary
of Homesite Commitments and Purchases

Activity During the
Year Ended December 31, 2008

	12/31/2007 Commitments (1)	Closed	Average Price Closed Units	Change in Commitments		12/31/2008 Commitments (1)
Beazer Homes
Laguna West	232	--	--	--		232
SouthWood	20	20	$47,934	--		--
Shea Homes
Victoria Park	618	41	38,144	--		577
David Weekley Homes
RiverTown	87	3	72,500	(38)		46
SouthWood	106	--	--	(106	) (2)	--
American Home Builders
RiverTown	59	--	--	(59)		--
Cornerstone Homes
RiverTown	23	--	--	--		23
Issa Homes
RiverTown	66	--	--	--		66
Total	1,211	64		(203)		944

(1) Includes agreements with minimal down payments. Homebuilders may be more willing to delay or cancel commitments if they have only minimal down payments at risk. Given current economic conditions, many of these commitments may be renegotiated or cancelled.

(2) Commitment terminated during January 2009.

Table 6
Residential Real Estate Sales Activity
Three Months Ended December 31,
($ in thousands)

	2008					2007
	Units Closed	Avg. Price	Accepted (1)	Avg. Price		Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Homesites	--	$--	--		$--	2	$105.0	2	$105.0
Single-Family Homes	--	--	--		--	4	459.7	4	459.7
Multifamily Homes	--	--	--		--	11	335.0	11	335.0
Hawks Landing
Homesites	2	73.1	--		--	1	80.0	1	80.0
Palmetto Trace
Single-Family Homes	1	268.0	1		268.0	3	253.1	3	253.1
Paseos (2)
Single-Family Homes	--	--	--		--	2	385.0	--	--
Rivercrest (2)
Single-Family Homes	--	--	--		--	1	296.0	1	296.0
RiverTown
Homesites	--	--	--		--	27	65.5	27	65.5
SouthWood
Homesites	--	--	--		--	6	98.6	5	91.3
Victoria Park
Homesites	--	--	--		--	92	44.6	10	97.5
Single-Family Homes	3	183.4	3		183.4	3	186.9	3	186.9
WaterColor
Homesites	--	--	(1)		1,040.0	1	832.0	1	832.0
Single-Family Homes	--	--	--		--	1	1,925.0	1	1,925.0
WaterSound
Homesites	--	--	--		--	1	165.8	1	165.8
Single-Family Homes	1	530.0	1		530.0	1	1,315.0	--	--
WaterSound Beach
Single-Family Homes	--	--	--		--	7	817.4	1	1,025.0
WaterSound West Beach
Homesites	--	--	--		--	2	368.6	2	368.6
Single-Family Homes	--	--	--		--	1	895.0	--	--
Wild Heron
Homesites	--	--	--		--	1	190.0	1	190.0
WindMark Beach
Homesites	2	184.5	1		156.9	1	404.2	1	404.2
Single-Family Homes	--	--	--		--	--	--	1	1,300.0
Total Homesites	4	$128.8(3)	--	$	--(3)	134	$67.8(3)	51	$114.1(3)
Total Single/Multifamily Homes	5	$269.7(3)	5		$269.7(3)	34	$522.6(3)	25	$455.6(3)

(1) Contracts accepted during the quarter. Contracts accepted and closed in the same quarter are also included as units closed.

(2) JOE owns 74 percent of Artisan Park and 50 percent of Paseos and Rivercrest. Sales from Paseos and Rivercrest are not consolidated with the financial results of our residential real estate segment. Residential sales are complete at both of these communities.

(3) Average prices differ from quarter to quarter primarily because of the relative mix and location of sales.

Year Ended December 31,
($ in thousands)

	2008				2007
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Homesites	--	$--	--	$--	2	$105.0	2	$105.0
Single-Family Homes	6	598.5	6	598.5	25	620.3	20	582.0
Multifamily Homes	9	342.9	9	342.9	39	447.6	15	331.5
Hawks Landing
Homesites	2	73.1	2	73.1	70	65.7	68	65.3
Palmetto Trace
Homesites	--	--	--	--	8	83.5	8	83.5
Single-Family Homes	1	268.0	1	268.0	12	261.7	12	261.7
Paseos (2)
Single-Family Homes	--	--	--	--	3	458.3	3	458.3
Port St. Joe Primary
Homesites	1	55.0	1	55.0	3	64.2	3	64.2
RiverCamps at Crooked Creek
Homesites	1	300.0	1	300.0	4	220.1	4	220.1
Single-Family Homes	1	550.0	1	550.0	--	--	--	--
Rivercrest (2)
Single-Family Homes	--	--	--	--	17	240.4	12	237.2
RiverTown
Homesites	3	72.5	3	72.5	27	65.5	27	65.5
SevenShores
Multifamily Homes	--	--	--	--	--	--	(9)	1,013.8
SouthWood
Homesites	20	47.9	19	44.4	96	88.4	82	83.8
Single-Family Homes	--	--	--	--	5	349.4	1	228.5
St. Johns G &CC
Homesites	--	--	--	--	2	157.5	--	--
Single-Family Homes	2	457.5	2	457.5	9	469.6	6	415.5
SummerCamp
Homesites	1	149.9	1	149.9	--	--	--	--
Single-Family Homes	--	--	--	--	--	--	(1)	968.7
The Hammocks
Homesites	--	--	--	--	1	79.0	1	79.0
Single-Family Homes	--	--	--	--	3	204.6	3	204.6
Victoria Park
Homesites	42	39.2	1	82.9	98	46.9	178	41.5
Single-Family Homes	7	198.4	7	198.4	10	325.0	8	321.8
WaterColor
Homesites	3	459.7	3	459.7	9	768.5	9	768.5
Single-Family Homes	3	1,413.3	3	1,413.3	2	1,350.0	2	1,350.0
WaterSound
Homesites	1	120.0	1	120.0	6	164.2	6	164.2
Single-Family Homes	1	530.0	1	530.0	1	1,315.0	1	1,315.0
WaterSound Beach
Homesites	5	452.5	5	452.5	4	1,583.8	3	1,638.0
Single-Family Homes	--	--	--	--	17	1,121.7	9	1,769.1
WaterSound West Beach
Homesites	5	185.1	5	185.1	17	325.6	17	325.6
Single-Family Homes	1	837.0	1	837.0	1	895.0	1	895.0
Wild Heron
Homesites	1	215.0	1	215.0	1	190.0	1	190.0
WindMark Beach
Homesites	4	171.2	4	171.2	6	322.3	6	322.3
Single-Family Homes	2	1,249.8	1	1,200.0	--	--	1	1,300.0
Total Homesites	89	$101.8	47	$157.1	354	$123.4	415	$103.5
Total Single/Multifamily Homes	33	$542.6	32	$518.9	144	$523.5	84	$499.1

(1) Contracts accepted during the quarter. Contracts accepted and closed in the same quarter are also included as units closed.

(2) JOE owns 74 percent of Artisan Park and 50 percent of Paseos and Rivercrest. Sales from Paseos and Rivercrest are not consolidated with the financial results of our residential real estate segment. Residential sales are complete at both of these communities.

Table 7
Commercial Land Sales
Three Months Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2008	4	5	$807	$161,000
2007	7	30	10,106	336,000
Year Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2008	8	39	$3,558	$91,000
2007	33	110	27,593	250,000
Table 8
Rural Land Sales
Three Months Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2008	11	20,498	$29,522	$1,440
2007	12	18,864	29,820	1,581
Year Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2008	26	107,677	$162,043	$1,505
2007	44	105,963	161,287	1,522
Table 9
Quarterly Segment Pretax Income (Loss)
From Continuing Operations
($ in millions)

	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007	June 30, 2007	Mar 31, 2007	Dec 31, 2006
Residential	$(71.0)	$(13.0)	$(13.3)	$(18.7)	$(11.4)	$(26.2)	$(1.0)	$(5.4)	$4.3
Commercial	(0.3)	(0.6)	(0.5)	(0.9)	4.6	2.3	8.5	0.1	13.6
Rural Land sales	26.3	2.0	24.1	80.1	24.5	27.8	7.2	40.4	26.7
Forestry	0.8	0.2	(1.1)	1.9	(1.9)	1.3	0.9	0.1	1.5
Corporate and other	(4.5)	(19.2)	(41.6)	(12.9)	(11.0)	(15.8)	(16.4)	(10.2)	(18.9)
Pretax income (loss) from continuing operations	$(48.7)	$(30.6)	$(32.4)	$49.5	$4.8	$(10.6)	$(0.8)	$25.0	$27.2

Table 10
Discontinued Operations, Net of Tax
($ in millions)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2008	2007	2008	2007
Loss on sale of Saussy Burbank, net of tax	$--	$(0.1)	$--	$--
Income from Saussy Burbank operations, net of tax	--	--	--	1.0
Income (loss) from office buildings, net of tax	--	0.8	--	1.5
Gain from sale of office buildings, net of tax	--	(0.1)	--	29.1
Income (loss) from Sunshine State Cypress operations, net of tax	(0.8)	0.2	(1.0)	(3.5)
Net income (loss) from discontinued operations	$(0.8)	$0.8	$(1.0)	$28.1
Table 11
Other Income (Expense)
($ in millions)

	Three Months Ended Dec. 31		Year Ended Dec. 31,
	2008	2007	2008	2007
Dividend and interest income	$1.1	$1.2	$6.1	$5.2
Interest expense	--	(5.4)	(4.5)	(20.0)
Gain on sale of office buildings	0.2	0.7	0.7	8.0
Other	0.4	0.2	1.9	2.1
Loss on early extinguishment of debt	--	--	(30.6)	--
Loss on demolition of property	--	--	(1.9)	--
Retained interest in monetized installment notes	0.3	--	(8.3)	--
Total	$2.0	$(3.3)	$(36.6)	$(4.7)
Table 12
Other Operating and Corporate Expenses
($ in millions)

	Three Months Ended Dec. 31		Year Ended Dec. 31,
	2008	2007	2008	2007
Employee costs	$6.5	$11.8	$34.4	$54.7
Non-cash stock compensation costs	2.8	1.7	11.8	7.8
Property taxes and insurance	3.1	3.9	15.4	16.1
Marketing and homeowner association cost	1.5	2.3	10.3	9.7
Occupancy, repairs and maintenance	1.9	2.4	9.5	11.8
Professional fees	2.2	4.0	9.8	12.1
Other	1.1	7.0	4.3	16.8
Pension expense (income)	0.2	(3.0)	(2.5)	(5.8)
Capitalized costs	(0.8)	(5.4)	(5.4)	(22.0)
Total other operating and corporate expense	$18.5	$24.7	$87.6	$101.2